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                                                                EXHIBIT 21.1
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                      SCIENTIFIC TECHNOLOGIES INCORPORATED
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                          Annual Report on Form 10-KSB
                          Year ended December 31, 1995


Subsidiaries of the Registrant.
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Applied Electro Technology, International, a California corporation.
Zaisan Inc., a Texas corporation.
Scientific Technologies GmbH, a German corporation